UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): February 9, 2023

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2023, the Board of Directors (the “Board”) of Diamond Offshore Drilling, Inc. (the “Company”) approved amendments (the “Amendments”) to the Second Amended and Restated Bylaws of the Company as set forth in the Third Amended and Restated Bylaws of the Company (the “Amended Bylaws”) that the Board adopted effective as of February 9, 2023.

Among other changes, the Amendments address the new universal proxy rules in Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by, among other things, (i) clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19, including applicable notice and solicitation requirements, and (ii) providing that if the stockholder provides notice pursuant to Rule 14a-19 with respect to a proposed nominee and subsequently fails to comply with requirements of Rule 14a-19, the Company will disregard the nomination of the proposed nominee. The Amendments also require that a stockholder soliciting proxies use a proxy card color other than white (with white proxy cards reserved for exclusive use by the Board). In addition, the Amendments reflect recent amendments to the Delaware General Corporation Law, including to update procedures relating to stockholder meetings and electronic notices, and make certain technical, administrative, clarifying and conforming changes.

The foregoing summary of the Amendments set forth in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.08.	Shareholder Director Nominations.

On February 9, 2023, the Board scheduled the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) for May 10, 2023, which date is more than 30 days from the first anniversary of the date of the Company’s 2022 annual meeting of stockholders that was held on January 21, 2022 (the “2022 Annual Meeting”). The Company will publish additional details regarding the time, location, record date and matters to be voted on at the 2023 Annual Meeting in the Company’s proxy statement for the 2023 Annual Meeting.

Stockholders may submit proposals on matters appropriate for stockholder action, including director nominations, at the Company’s annual meetings consistent with regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”) and the Company’s Amended Bylaws. The Company is hereby providing notice of the deadlines for submission of stockholder proposals pursuant to Rule 14a-8 under the Exchange Act and for any nomination for election to the Board or a proposal of business (other than pursuant to Rule 14a-8 under the Exchange Act), in each case, with respect to the 2023 Annual Meeting.

Under the Company’s Amended Bylaws, because the date of the 2023 Annual Meeting is more than 60 days after the one-year anniversary date of the 2022 Annual Meeting, in order for a nomination for election to the Board or a proposal of business (other than pursuant to Rule 14a-8 under the Exchange Act) to be presented at the 2023 Annual Meeting, a stockholder of record must deliver proper notice to the Company’s Corporate Secretary no later than February 20, 2023. In addition, because the date of the 2023 Annual Meeting will be more than 30 days after the anniversary date of the 2022 Annual Meeting, the deadline for any stockholder proposal pursuant to Rule 14a-8 under the Exchange Act has been adjusted. In accordance with Rule 14a-5(f) under the Exchange Act, the Company has determined that proposals to be considered for inclusion in the Company’s proxy statement for the 2023 Annual Meeting made pursuant to Rule 14a-8 under the Exchange Act must be received by the Company no later than February 20, 2023. All proposals and nominations should be mailed or delivered to: Diamond Offshore, 15415 Katy Freeway, Suite 100, Houston, Texas 77094, Attention: Corporate Secretary. Any such proposal or nomination must also satisfy all requirements set forth in the Company’s Amended Bylaws and the rules and regulations of the SEC.

Item 7.01.	Regulation FD Disclosure.

On February 9, 2023, the Board also voted to amend the Company’s certificate of incorporation to declassify the Board and transition to an annual election of directors on a phased-in basis concluding at the Company’s 2026 annual meeting of stockholders. The proposed amendment is subject to stockholder approval at the Company’s 2023 Annual Meeting. The Company expects to detail the proposal to declassify the Board in its proxy statement for the 2023 Annual Meeting, which will be filed with the SEC in advance of the 2023 Annual Meeting. This announcement is being provided for informational purposes only and does not constitute the solicitation of any vote for approval of any proposal.

The information contained in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Any statements contained in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements may include, but are not limited to, statements concerning the proposed declassification of the Board, amendment of the Company’s certificate of incorporation and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the SEC, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These risk factors include, among others, risks associated with worldwide demand for drilling services, level of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, impairments and retirements, operating risks, litigation and disputes, permits and approvals for drilling operations, the novel coronavirus (COVID-19) pandemic and related disruptions to the global economy, supply chain and normal business operations across sectors and countries, changes in tax laws and rates, regulatory initiatives and compliance with governmental regulations, casualty losses, and various other factors, many of which are beyond the Company’s control. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

3.1	Third Amended and Restated Bylaws of Diamond Offshore Drilling, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2023	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Secretary

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